Exhibit 99.2

Investment Corporation

2004

Fourth Quarter and Full Year Results Conference Call

Forward-looking Statements

Certain items in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to our ability to ramp up our loan portfolio and our ability to pay dividends. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Aames Investment can give no assurance that its expectations will be attained. Such forward-looking statements speak only as of the date of this presentation. Aames Investment expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. In addition, Aames Investment notes that a variety of factors could cause its actual results and experiences to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. The risks and uncertainties that may affect the operations, performance and results of Aames Investment’s business include the following: inability to originate subprime hybrid/adjustable mortgage loans; increased delinquency rates in our portfolio; increases in mortgage lending interest rates; adverse changes in the securitization and whole loan market for mortgage loans; decline in real estate values; decreases in earnings from the Aames Investment calling securitization trusts; limited cash flow to fund operations; dependence on short-term financing facilities; obligations to repurchase mortgage loans and indemnify investors; concentration of operations in California, Florida, New York and Texas; extensive government regulation; losses in securitization trusts; and intense competition in the mortgage lending industry. In addition, Aames Investment cannot guarantee compliance with the federal tax requirements applicable to REITs or Aames Investment’s effective operation within limitations imposed on REITs by federal tax rules. For a more complete discussion of these risks and uncertainties and information relating to the company, see the registration statement on Form S-11 (file no. 333-113890) filed with the SEC, including the prospectus contained therein, relating to the initial public offering of Aames Investment’s common stock, the Form 10-Q for the quarter ended September 30, 2004 and other filings with the SEC made by the company pursuant to the Securities Exchange Act of 1934.

Slide 2

2004 Highlights

Successfully completed REIT conversion and IPO

$1.7 billion portfolio as of 12/31/04, $1.2 billion securitization

$0.06 per share dividend paid 1/31/05

EPS loss of $0.51, including $22 million (or $0.36 per share) of one-time REIT conversion expense

Loan production of $1.7 billion in 4Q and $7.4 billion in CY 2004

Achieved fully approved servicer rating - Fitch

Retired remaining 5.5% convertible debt on 12/30/04

Slide 3

Operating Overview

Slide 4

REIT Portfolio Growth

Cumulative Portfolio Growth

($ in billions)

$4.5

$4.0

$3.5

$3.0

$2.5

$2.0

$1.5

$1.0

$0.5

$-

$1.7

12/31/04

$2.5 - $3.0

03/31/05

$4.0

06/30/05

Slide 5

2004 vs. 2003 Loan Sales by Quarter

($ in millions)

Whole Loan Sales

REIT Sales

$2,400.0

$2,000.0

$1,600.0

$1,200.0

$800.0

$400.0

$-

$1,248

1Q03

$1,159

2Q03

$1,186

3Q03

$1,715

4Q03

$1,763

1Q04

$1,770

2Q04

$1,965

3Q04

$2,158

$1,731

$427

4Q04

Hybrid

Fixed, 2nds, & Alt-A

Slide 6

2004 Production Results

($ in billions)

$8.0

$7.0

$6.0

$5.0

$4.0

$3.0

$2.0

$1.0

$-

Retail

Wholesale

37% CAGR

$2.1

CY 2000

$2.8

CY 2001

$4.0

CY 2002

$5.3

CY 2003

$7.4

CY 2004

33%

67%

Slide 7

2004 vs. 2003 Production by Quarter

($ in millions)

Retail

Wholesale

$2,400.0

$2,000.0

$1,600.0

$1,200.0

$800.0

$400.0

$-

$1,017

1Q03

$1,866

1Q04

$1,153

2Q03

$1,966

2Q04

$1,497

3Q03

$1,878

3Q04

$1,659

4Q03

$1,710

4Q04

Slide 8

2004 Production Profile

2004

Product % WAC LTV FICO

A+/A 86% 7.24% 81% 619

A- 5% 7.78% 77% 560

B 6% 8.09% 76% 559

C 2% 8.75% 71% 549

C- 1% 9.89% 66% 535

2004 Product Mix:

Hybrid

Fixed

Alt-A

2nd Mortgage

I / O

FICO 611

LTV 79.9%

WAC 7.37%

72.4%

17.0%

0.4%

6.5%

3.7%

4Q 2004

Product % WAC LTV FICO

A+/A 86% 7.30% 80% 619

A- 4% 7.85% 77% 557

B 6% 8.14% 75% 555

C 3% 8.76% 71% 548

C- 1% 10.03% 65% 529

4Q 2004 Product Mix:

Hybrid

Fixed

Alt-A

2nd Mortgage

I / O

FICO 610

LTV 79.4%

WAC 7.43%

73.2%

14.0%

0.2%

7.3%

5.3%

Slide 9

Interest Rate and AIC WAC Trends

2 Year Swap / Hybrid ARM-WAC

8.50%

7.50%

6.50%

5.50%

4.50%

3.50%

2.50%

1.50%

2 Year Swap

Hybrid ARM-WAC

2 Year Swap

Hybrid ARM-WAC

1Q04 2Q04 3Q04 4Q04 Today

2.00% 2.75% 3.00% 3.25% 3.70%

7.01% 7.20% 7.44% 7.28% 7.40%

6.0%

5.0%

4.0%

3.0%

2.0%

1.0%

WAC vs. 2 Year Swap Spread

5.01%

1Q04

4.45%

2Q04

4.44%

3Q04

4.03%

4Q04

3.70%

Today

Slide 10

2005 Strategic Initiatives

Reduce overall cost structure

Leverage technology and 3rd party outsourcing opportunities

Expand sales capability and efficiency

Invest in and build our servicing capability

Slide 11

Financial Review

Slide 12

Consolidated Income Statement

($ in millions) Fourth Quarter

2004 2003

Net interest income after LLP $22.3 $10.8

Non-interest income 10.6 49.0

Total Revenue $32.9 $59.8

Non-interest expense 42.4 42.4

Operating income / (loss) $(9.5) $17.4

REIT conversion & tax expense (22.0) (0.2)

Net income / (loss) $(31.5) $17.2

EPS

Basic $(0.51) $1.90

Diluted $(0.51) $0.17

Slide 13

Consolidated Balance Sheet

($ in millions) Quarter End

Dec-04 Sep-04

Assets

Cash & cash equivalents $37.8 $21.5

LHFS/LHFI Net 2,210.0 936.1

Residual interests & servicing advances 61.8 46.3

Fixed & other assets 90.8 78.4

Total assets $2,400.4 $1,082.2

Liabilities and stockholders’ equity

Non-warehouse debt $7.7 $75.0

ABS financing 1,157.5 -

Warehouse facilities 809.2 785.1

Accounts payable and accrued liabilities 68.4 65.8

Total liabilities 2,042.8 926.0

Stockholders’ equity 357.6 156.3

Total liab. and stockholders’ equity $2,400.4 $1,082.2

Liquidity

Cash & cash equivalents $37.8 $21.5

Unencumbered mortgage loan collateral 210.0 156.7

Margin & ineligible collateral (22.8) (27.1)

Liquidity $225.0 $151.1

Slide 14

REIT Portfolio Growth

Incremental “Street” Sales

Cumulative Portfolio Growth

($ in billions)

$5.5

$5.0

$4.5

$4.0

$3.5

$3.0

$2.5

$2.0

$1.5

$1.0

$0.5

$-

$0.4

$1.7

12/31/04

$0.2 - $0.5

$2.5 - $3.0

03/31/05

$0.8 - $1.2

$4.0

06/30/05

Slide 15

Indicative 1st Year Economics - 2004-1 Security

100% Hybrid, weighted avg. FICO 603, weighted avg. LTV 79%

GAAP Tax

Wtd avg coupon + PPP 7.50% 7.50%

Servicing cost (0.50) (0.50)

Net coupon 7.00% 7.00%

Funding cost (including hedge) (3.19) (3.19)

Annual losses (1.25) (0.20)

Capitalized costs (0.78) (0.78)

Net interest spread 1.78% 2.83%

Other REIT costs (0.18) (0.18)

ROA 1.60% 2.65%

Slide 16

Summary

Successfully completed REIT conversion, with $1.7 billion portfolio as of 12/31/04

Fully leveraged portfolio by 2Q 2005

Responding to intense rate and competitive pressures by improving efficiency and reducing costs

Slide 17